                                                                   Exhibit 10.78

                    [Spanish Broadcasting System, inc. Logo]

October 27, 2003

Raul Alarcon, Jr.
12 Indian Creek Road
Miami Beach, FL 33154

Dear Raul Alarcon, Jr.:

Pursuant to the terms and conditions of the Spanish Broadcasting System, Inc. 1999 Stock Option Plan (the "Plan"), you have been granted an Nonqualified Stock Option, to purchase 100,000 shares (the "Option") of Class A common stock as outlined below.

             Granted To:   Raul Alarcon, Jr.

           Granted Date:   October 25, 2003

         Option Granted:   100,000

Option Price per Share: $8.69              Total Cost to Exercise:   $869,000.00

        Expiration Date:     October 25, 2013, unless terminated earlier.

       Vesting Schedule:   100% immediately as follows:

        Transferability:    Not transferable except in accordance with the Plan.

                                               Spanish Broadcasting System, Inc.

                                               By: /s/ Joseph A. Garcia
                                                   ---------------------------

By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of a copy of the Plan and agree to conform to all of the terms and conditions of the Option and the Plan.

Signature:  /s/ Raul Alarcon, Jr.                   Date:   10/27/03
           --------------------------                       ----------
                 Raul Alarcon, Jr.